EXHIBIT 10.4

                   FARMOUT AGREEMENT DATED DECEMBER 12, 2006

BOUNTY DEVELOPMENTS LTD.                                1250, 340 - 12 Ave. S.W.
                                                                     Calgary, AB
                                                                         T2R 1L5
--------------------------------------------------------------------------------
                                                              Tel (403) 264-4994
                                                              Fax (403) 266-6031
                                                            PCLARK@BOUNTYDEV.COM




                                                               December 12, 2006




1286664 ALBERTA LTD.
22 Barclay Walk S.W.,
Calgary, Alberta T2P 4V9

ATTENTION: MICHAEL VANDALE


RE:     FARMOUT AGREEMENT
        SECTIONS 25-36 TWP 91 RGE 2 W4M
        SECTIONS 1-6 TWP 92 RGE 2 W4M
        OIL SANDS BELOW THE TOP OF THE VIKING FM TO BASE WOODBEND GRP (COLLECTIVELY "THE FARMOUT LANDS")
        FIREBAG, ALBERTA
--------------------------------------------------------------------------------
        BOUNTY FILES: AM- 227-001  & AM-227-002

Bounty Developments Ltd. ("Farmor") is the holder of an undivided 100% Working Interest in the Title Documents covering the Farmout Lands described in Schedule "A" and has agreed to farmout its interests in the Farmout Lands to 1286664 Alberta Ltd. ("Farmee") on the following terms and conditions.

1.       DEFINITIONS

Each capitalized term used in this Head Agreement, except as otherwise specifically defined herein, will have the meaning given to it in the Farmout & Royalty Procedure, and, in addition:

(a) "Agreement" means this agreement contained herein, together with all Schedules hereto and all documents incorporated by reference;

(b) "Contract Depth" means a depth of + 240 metres subsea or 10 metres into the Devonian, whichever first occurs;

(c)  "Farmee" means 1286664 Alberta Ltd. as to a 100% interest;

(d)  "Farmor" means Bounty Developments Ltd.;

(e) "Mutual Interest Lands" means any interest in any parcel of oilsands or petroleum and natural gas rights falling within 6 miles of the Farmout Lands or any portion thereof; and

( ) "Title Documents" mean the title documents described as "Title Documents" in Schedule "A" and all renewals, extensions, continuations or documents of titles issued in substitution thereo.;


2. SCHEDULES

The following Schedules are attached hereto and made part of this Agreement:

(a) Schedule "A", which describes the Title Documents, the Farmout Lands and the Encumbrances;


(b) Schedule "B", which is the election sheet for the 1997 CAPL Farmout & Royalty Procedure (the "Farmout and Royalty Procedure") which, along with the elections, is incorporated by reference as fully as if it were attached hereto;

(c) Schedule "C", which specifies the types of drilling information to be supplied by the Farmee to the Farmor pursuant to the Farmout & Royalty Procedure;

(d) Schedule "D", which is the election sheet for the 1990 CAPL Operating Procedure (the "Operating Procedure") and the 1996 PASC Accounting Procedure (the "Accounting Procedure") which, along with the elections, are incorporated by reference as fully as if they were attached hereto;

(e) Schedule "E" which is a copy of the Gross Overriding Royalty Agreement with Diamond Head Investments Ltd.

3. FARMEE'S CASH PAYMENTS

(a) In consideration of the Farmee being granted the opportunity to earn an interest in the Farmout Lands under the terms of this Agreement, the Farmee shall make the following unconditional, non-refundable payments to the Farmor:

     (i) payment in the amount of $1,000,000 to be paid on or before December 18, 2006; and

     (ii) payment in the amount of $1,000,000 to be made on or before 12:00 noon on December 22, 2006.

(b) The Farmee shall make a further payment of $3,100,000 to the Farmor on or before January 15, 2007.


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

(c) Further, Farmee shall forthwith reimburse the Farmor for all expenditures made or liabilities incurred to date or in the future in obtaining permits, approvals, and equipment commitments, engaging in consultations with affective first nation and metis groups, and in obtaining land, engineering, geological, geophysical and other services reasonably required to allow the Year 1 Evaluation Wells to be drilled and the Seismic Program to be completed. Farmor shall consult from this date forward with the Farmee prior to incurring such liabilities and Farmee shall reimburse Farmor within a reasonable period of time for same after being presented with invoices or other backup.

(d)  If the Farmee fails to make the payments referred to in paragraphs 3(a) and
(b) above by the due date, then the Farmee's right to earn an interest in the Farmout Lands shall terminate, it shall forfeit all rights to deposits paid hereunder as liquidated damages and it shall have no further rights under this Agreement.


4. EVALUATION WELLS

On or before March 31, 2007 Farmee shall spud a minimum of 8 Evaluation Wells (collectively "the Year 1 Evaluation Wells" and individually an "Evaluation Well") at mutually agreeable locations on the Farmout Lands and shall then diligently and continuously drill the Evaluation Wells to Contract Depth and core same throughout that geological formation known as "the McMurray formation" at its sole cost. In the event surface access to the drill sites cannot be reasonably obtained by the required date because of surface conditions, weather conditions, rig availability or regulatory approval, Farmee shall, before the required date, advise Farmor in writing, of the reasons why access cannot be obtained. Farmor shall, thereupon, grant an extension to the commencement date which shall be reasonable under the circumstances.


5. YEAR 1 SEISMIC PROGRAM

(a) Farmee shall on or before March 31, 2007 at its sole cost, shoot and complete a 2D seismic program, at a minimum of cost of $1,200,000 but not to exceed $1,500,000, over the Farmout Lands ("the Year 1 Seismic Program"). In the event surface access cannot be reasonably obtained by the required date because of surface conditions, weather conditions, seismic crew availability or regulatory approval, Farmee shall, before the required date, advise Farmor in writing, of the reasons why access cannot be obtained. Farmor shall, thereupon, grant an extension to the commencement date which shall be reasonable under the circumstances.

b) Upon completion of the Year 1 Seismic Program, Farmee shall provide Farmor, at no cost and as soon as available, with a copy of: all field data including survey information; processed data, including stacked data; interpreted data; and a copy of shot point base maps and bin overlay maps. Farmor shall hold such data confidential and for its sole use and benefit.

c) The trading rights and ownership of the Year 1 Seismic Program shall be shared as follows:

     Farmor-25%

     Farmee-75%.


6.   OPTION-CASH, YEAR 2 EXPLORATION WELLS AND YEAR 2 SEISMIC PROGRAM

The Farmee has the option to earn an additional undivided Working Interest, as specified in sub-paragraph 7(c) below, in the Farmout Lands, to be exercised by notice on or before April 1, 2007, and to be performed by:

a) paying to Farmor the additional sum of $2,500,000 on or before April 1, 2007;

b) on or before April 1, 2008 spudding a minimum of 4 more Evaluation Wells (collectively "the Year 2 Evaluation Wells" and individually an "Evaluation Well") at mutually agreeable locations on the Farmout Lands and then diligently and continuously drilling the Evaluation Wells to Contract Depth and coring same throughout that geological formation known as "the McMurray formation" at its sole cost. In the event surface access to the drill sites cannot be reasonably obtained by the required date because of surface conditions, weather conditions, rig availability or regulatory approval, Farmee shall, before the required date, advise Farmor in writing, of the reasons why access cannot be obtained. Farmor shall, thereupon, grant an extension to the commencement date which shall be reasonable under the circumstances.

c)   (i)   on or before March 31, 2008 at its sole cost, shooting and completing
           a

           2D seismic program, at a minimum of cost of $550,000 but not to exceed $650,000, over the Farmout Lands ("the Year 2 Seismic Program"). In the event surface access cannot be reasonably obtained by the required date because of surface conditions, weather conditions, seismic crew availability or regulatory approval, Farmee shall, before the required date, advise Farmor in writing, of the reasons why access cannot be obtained. Farmor shall, thereupon, grant an extension to the commencement date which shall be reasonable under the circumstances.

     (ii) Upon completion of the Year 2 Seismic Program, Farmee shall provide Farmor, at no cost and as soon as available, with a copy of: all field data including survey information; processed data, including stacked data; interpreted data; and a copy of shot point base maps and bin overlay maps. Farmor shall hold such data confidential and for its sole use and benefit.

     (iii) The trading rights and ownership of the Year 2 Seismic Program shall be shared as follows:


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

         Farmor-25%

         Farmee-75%.


7.       EARNING

a) Upon making all of the cash payments, as described in paragraphs 3 hereof, the Farmee shall earn a 25% UNDIVIDED WORKING INTEREST in the Farmout Lands.

b) Upon previously earning the said 25% undivided Working Interest in the Farmout Lands and completion of its obligations regarding the Year 1 Evaluation Wells, subject in each of the Evaluation Wells to Article 3.00 of the Farmout & Royalty Procedure, and completion of its obligations regarding the Year 1 Seismic Program, the Farmee shall earn a further 25% UNDIVIDED WORKING INTEREST (50% undivided Working Interest aggregate) in the Farmout Lands.

c) Upon making the cash payment described in sub-paragraph 6(a) hereof and upon completion of its obligations regarding the Year 2 Evaluation Wells, subject in each of the Evaluation Wells to Article 3.00 of the Farmout & Royalty Procedure, and completion of its obligations regarding the Year 2 Seismic Program, all as provided in paragraph 6 hereof, the Farmee shall earn a further 25% UNDIVIDED WORKING INTEREST (75% undivided Working Interest aggregate after Farmee has earned under sub-clauses 8(a), (b) and (c) hereof) in the Farmout Lands.

d) Upon Farmee earning each of the Working Interests provided for in the foregoing sub-clauses of this Article, Farmor shall, at request of Farmee, transfer to it the interests earned hereunder. Until such time as the Farmee has received a registrable transfer of its interests earned hereunder, Farmor agrees to hold the interests earned hereunder in trust for the benefit of the Farmee.


8. AREA OF MUTUAL INTEREST

(a) It is agreed that Farmor shall bid on and purchase in its own name all Mutual Interest Lands which are acquired within 6 months of the completion of the Year 1 Drilling Program. Farmee can earn a 75% Working Interest in these Mutual Interest Lands by reimbursing Bounty in full for land acquisition costs and expenses incurred on relation to these lands.

(b) For all Mutual Interest Lands acquired by the Parties following 6 months after completion of the Year 1 Drilling Program, subject to Article 8.00 of the Farmout and Royalty Procedure, the Parties will have the right to participate in an acquisition of Mutual Interest Lands, as of the date of the purchase of any Mutual


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

Interest Lands, in the proportion to which they will own working interests in the Farmout Lands after the Farmee has fulfilled its obligations hereunder.

(c) Except as amended hereby, Article 8.00 of the Farmout and Royalty Procedure will be in effect from the Effective Date until December 31, 2008.


9. ENCUMBRANCES

The Encumbrances will apply to the Farmout Lands and the Mutual interest Lands and shall be paid by each of the Parties in proportion to its working interest.


10.   SALE PROVISIONS

Farmee agrees not to assign, transfer, sell or otherwise dispose of all or any part of its interest under this Agreement, or in the Assets or in the Mutual Interest Lands, without, within a reasonable period of time prior to any proposed sale, offering the right to Farmor to assign, transfer, sell or otherwise dispose of all or part of its interest on the same terms. Farmee agrees to make the provisions of this clause binding on any third parties acquiring all or part of Farmee's interest hereunder.


11.      INTERIM EXPLORATION OPERATIONS

After the date hereof, the Farmor and Farmee will work together to take all steps that are required to ensure that the Year 1 Evaluation Wells are drilled and the Year 1 Seismic Program is completed as required. Any costs that are incurred in this regard will be funded by Farmee. To the extent that the Farmor has incurred or incurs such costs prior to Farmee assuming full operatorship and related responsibilities, Farmee shall pay any cash calls in this regard to Farmor within 15 days of receiving same. If Farmee fails to pay any cash calls as required, Farmor reserves the right at its sole discretion to halt work on all or part of Year 1 Evaluation Wells or the Year 1 Seismic Program. The Parties shall enter into a separate services agreement to compensate Farmor's staff for services that they, rather than the Farmee or third party contractors, perform in relation to the Year 1 Exploration Wells or the Year 1 Seismic Program as a result of the failure of the Farmee to acquire full operatorship and related responsibilities or as a result of the failure of the Farmee to hire suitable staff to carry out these responsibilities.

12.      OPERATING PROCEDURE

Farmor shall be appointed initial operator under the Operating Procedure on an interim basis but, as soon as the Farmee has capacity and regulatory and other conditions make it appropriate in the opinion of the Farmor but no later than July 1, 2007, operatorship shall be transferred to Farmee. Notwithstanding the appointment of Farmor as operator on an interim basis, the Farmout and Royalty Procedure, as amended by this Agreement and in particular paragraphs 3(c) and


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

11 hereof, shall apply to the Farmout Lands until the Farmee has finished earning therein. The Operating Procedure and Accounting Procedure shall govern joint operations on the Farmout Lands earned under this Agreement, subject to Clause 1007 (a) of the Operating Procedure being replaced with the following wording:

"Participating parties in any independent operations shall be entitled to recover 200% of the cost of all such operations from the sale of production or, in the event of a sale of both parties' interests in the joint lands, from the sale proceeds therefrom, pro-rated between the parties as per their proportionate working interests."


13.  PUBLIC DISCLOSURE OF FARMOR

Farmee agrees that it shall not issue statements or documents for public dissemination including but not restricted to press releases, public announcements, statements to or filings with regulatory bodies, statements to the media or the like describing the Farmor and its role in the Farmout Lands or the activities contemplated in or naturally arising from this Agreement without the advance permission of Farmor.

14.  RESTRICTION ON FURTHER JOINT OPERATIONS

No party may propose the drilling of an additional well or other operation on the Farmout Lands until such times as the Year 1 Evaluation Wells and the Year 1 Seismic Program are complete.


15.  AMENDMENT TO THE LIMITATIONS ACT

The two year period for seeking a remedial order under section 3(1)(a) of the LIMITATIONS ACT, s.a. 1996 c. L-15.1, as amended, for any claim (as defined in that ACT) arising in connection with this Agreement is extended to:

     a) for claims disclosed by an audit, two years after the time this Agreement permitted that audit to be performed ; or

     b)    for all other claims, four years.


16.  ADDRESSES FOR NOTICES

     The parties' Addresses for notices are:

     BOUNTY DEVELOPMENTS LTD.
     1250, 340 - 12th Avenue S.W.
     Calgary, AB   T2R 1L5

     Attention:  Paul S. Clark

     1286664 ALBERTA LTD.
     22 Barclay Walk S.W.,
     Calgary, Alberta T2P 4V9

     Attention: Michael Vandale

17.  MISCELLANEOUS

     (a) Each of the parties represents and warrants that it now has or is entitled to have good right, full power and absolute authority to enter into this Agreement.

     (b) In the event of a conflict between any term or condition of this Head Agreement and any Schedule attached hereto, the term or condition of this Head Agreement shall prevail.

     (c) Any reference in this Head Agreement to "hereunder", "herein" and "hereof" refer to the provision of this Head Agreement and unless otherwise stated, any reference to a clause, subclause, or Schedule refers to the clauses, subclauses or Schedule of this Head Agreement.

     (d) The following clauses of the 1990 CAPL Operating Procedure are incorporated into and apply mutatis mutandis to this Head Agreement:


                     102         HEADINGS
                     103(b)      REFERENCES
                     2101        PARTIES TO SUPPLY
                     2301        WAIVER OF PARTITION OF SALE
                     2601        LIMITATION ON RIGHT OF ACQUISITION
                     2801        SUPERSEDES PREVIOUS AGREEMENTS
                     2802        TIME OF ESSENCE
                     2803        BINDS SUCCESSORS AND ASSIGNS
                     2804        LAWS OF JURISDICTION TO APPLY

      (e)  Time shall be of the essence herein.

      (f) All monetary amounts shall be in Canadian dollars unless specified otherwise.


18.  COUNTERPART EXECUTION

This Agreement may be executed in counterpart. All of those executed counterpart pages when taken together will constitute the Agreement.


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

If this reflects your understanding of the terms and conditions agreed upon respecting this Agreement, please sign and return one counterpart execution page to complete our copy of this Agreement.


Yours very truly,
BOUNTY DEVELOPMENTS LTD.



PAUL S. CLARK
Land Manager



     Agreed to this________day of_______________, 2006



     1286664 ALBERTA LTD.


     Per:
         -------------------------------------





















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

                                  SCHEDULE "A"

     ATTACHED TO AN AGREEMENT DATED EFFECTIVE THE 12TH DAY OF DECEMBER, 2006
            BETWEEN BOUNTY DEVELOPMENTS LTD. AND 1286664 ALBERTA LTD.


FARMOUT LANDS                            TITLE DOCUMENTS                           ENCUMBRANCES

Sections 25-36 TWP 91 RGE 2 W4M          Alberta Crown Oil Sands Permit No.        Crown Lessor Royalty
Oil Sands  below the top of the          7006080097
Viking fm to Base Woodbend Grp as                                                  1% N/C GORR - Diamond
more specifically set forth in                                                     Head Investments Ltd.
Appendix to Lease

                                                                                   Crown Lessor Royalty

Sections 1-6 TWP 92 RGE 2 W4M            Alberta Crown Oil Sands Permit No.        1% N/C GORR - Diamond
Oil Sands below the top of the           7006080099                                Head Investments Ltd.
Viking fm to Base Woodbend Grp as
more specifically set forth in
Appendix to Lease


                                  SCHEDULE "B"
     ATTACHED TO AN AGREEMENT DATED EFFECTIVE THE 12TH DAY OF DECEMBER, 2006
            BETWEEN BOUNTY DEVELOPMENTS LTD. AND 1286664 ALBERTA LTD.

         1997 CAPL FARMOUT & ROYALTY PROCEDURE ELECTIONS AND AMENDMENTS

SUBCLAUSE 1.01 (F)         -         Effective Date- December 12, 2006

SUBCLAUSE 1.01 (T)         -         Payout -        Alternate      n/a
                                     (if Article 6.00 applies)

SUBCLAUSE 1.01 (BB)        -         Delete the following from the definition:

                                     "which area will be determined as of the drilling rig release date of that Earning Well"

CLAUSE 1.02                -         Incorporation of Provisions from 1990 CAPL
                                     Operating Procedure
                                     (i) Insurance (311) Alternate B

ARTICLE 4.00 (Option Wells)          will       /will not   X   apply.
                                         ------            ---

ARTICLE 5.00 (Overriding Royalty)    will     /will not XX apply.
                                         ----

SUBCLAUSE 5.01A, Quantification of Overriding Royalty (if applicable).  N/A
                                     (i)  Crude oil (a)  -   Alternate n/a
                                          If Alternate 1 applies, _N/A__ %
                                          If Alternate 2 applies, n/a

                                     (ii) Other (b) - Alternate N/A
                                          If Alternate 1 applies,
                                          If Alternate 2 applies, N/A % in
                                          (i) and N/A % in (ii)


SUBCLAUSE 5.04B, Permitted Deductions (if applicable).        n/a

ARTICLE 6.00 (Conversion of Overriding Royalty) will /will not apply.


ARTICLE 8.00 (Area of Mutual Interest) will X apply.

ARTICLE 11.02 (Reimbursement of Land Maintenance Costs)
will      /will not   X   apply.   If applies, reimbursement of $   N/A
    -----          ------                                        ----------

                                  SCHEDULE "C"
     ATTACHED TO AN AGREEMENT DATED EFFECTIVE THE 12TH DAY OF DECEMBER, 2006
            BETWEEN BOUNTY DEVELOPMENTS LTD. AND 1286664 ALBERTA LTD.

BOUNTY DEVELOPMENTS LTD.
                                                        1250, 340 - 12 Ave. S.W.
                                                                     Calgary, AB
                                                                         T2R 1L5
--------------------------------------------------------------------------------
                                                              Tel (403) 264-4994
                                                              Fax (403) 266-6031
                                                            BOUNTY@BOUNTYDEV.COM

WELL REQUIREMENT SHEET    LOCATION:_________________

PRIOR TO SPUDDING:                        AFTER DRILLING:
-----------------                         --------------
24 hr. Notice of Spud                     Digital Logs (sonic log -
Survey Plat                               LAS format)
Application for License                   Initial & Final Prints of Logs
Well License                              Final Fluid Analyses
AFE or Well Cost Est.                     DST Summary & Analysis
Geological Prognosis                      End of Well Report incl.
Drilling Program                          Drilling WR Forms
Directional Program

DURING DRILLING:                          DURING COMPLETION:
----------------                          -----------------
Daily Drilling Reports                    24 hr. Notice of Intention
Preliminary Fluid Analyses                to Complete
Field Prints of Logs                      Completion Program
Daily Geologic Report                     Daily Completion Reports
Directional Surveys                       Production Tests
24 hr. Notice of Intention to             End of Well Report, incl.
Case /Abandon                             Completion WR Forms
                                          Samples: access to Operator's Set
Mail to Bounty at address above, unless time-sensitive, then courier or email to BOUNTY@BOUNTYDEV.COM and JONCLARK@BOUNTYDEV.COM


DAILY DRILLING, GEOLOGICAL AND COMPLETION REPORTS:
Emailed daily (incl. week-ends) to:  bounty@bountydev.com
Weekend or night reports to Julie Atkins at 243-8415 (h), 807-9330 (c) OR Jon Clark 243-5214 (h), 616-6124 (c)

NOTICE OF INTENTION TO ABANDON MAY BE DIRECTED TO:
Jon Clark or Kelly Adams, telephone:  264-4994

ALL WELL DATA MAY BE FORWARDED TO: Mary Schumann

AFTER HOURS CONTACTS:
Jon Clark (Geology)      (403) 243-5214 (h) or 616-6124 (cell)
Julie Atkins (Geology    (403) 243-8415 (h) or 807-9330 (cell)
Kelly Adams (Engineering)(403) 650-2645 (cell)
Paul Clark (Land)        (403) 804-8715 (cell)

                                  SCHEDULE "D"

     ATTACHED TO AN AGREEMENT DATED EFFECTIVE THE 12TH DAY OF DECEMBER, 2006
            BETWEEN BOUNTY DEVELOPMENTS LTD. AND 1286664 ALBERTA LTD.


CAPL OPERATING PROCEDURE - 1990

Clause 311                           Insurance Election:              A

Clause 604                           Marketing Fee:                   deleted

Clause 903                           Casing Point Election:           A

Clause 1007                          Penalty for Independent Operations:
                                     200% on all
                                     Independent operations

Clause 1010                          Exceptions to Clause 1007:  (iv)   180 days

Clause 2401                          Disposition of Interests:        A

Clause 2404                          Recognition Upon Assignment:
                                     CAPL Assignment Procedure to take
                                     precedence

1996 PASC ACCOUNTING PROCEDURE
Clause 105.                          Operating Fund     10%

Clause 110. Approvals                Clause N/A; 2 ;  75%

Clause 112. Expenditure Limitations  (a)   excess of $25,000.00
                                     (c)   excess of $25,000.00

Clause 202. Employee Benefits        (b)   exceed 25%

Clause 213. Camp & Housing           (b)   shall _____/shall not X


Clause 216. Warehouse Handling       10%

Clause 221. Allocation Options       N/A

Clause 302. Overhead Rates:          (a)   Exploration Project: N/A percent OR
                                           1. 5% ; $50,000.
                                           2. 3% ; $100,000.
                                           3. 1%
                                     (b)   Drilling of a Well: N/A percent OR
                                           1. 3%; $ 50,000.
                                           2. 2%; $l00,000.
                                           3. 1%
                                     (c)   Initial Construction
                                           Project: N/A percent OR
                                           1. 3%; $ 50,000.
                                           2. 2%; $100,000.
                                           3. 1%
                                     (d)   Construction Project: N/A percent OR
                                           1. 5% of the first $50,000.
                                           2. 3% of the next $100,000.
                                           3. 1%
                                     (e)   Operation and Maintenance:
                                           1. n/a ;
                                           2. $250. per Producing well per
                                              month; or
                                           3. n/a
                                     Subclause 302(e)(2) and 302(e)(3) hereof
                                     SHALL NOT

Clause 406. Dispositions             $10,000.00

                                  SCHEDULE "E"

     ATTACHED TO AN AGREEMENT DATED EFFECTIVE THE 12TH DAY OF DECEMBER, 2006
            BETWEEN BOUNTY DEVELOPMENTS LTD. AND 1286664 ALBERTA LTD.


    [note: the remainder of this page is intentionally left blank and a copy of the referenced GORR is attached immediately hereafter]

































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